                                                                  Exhibit 10.33


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into as of the _____ day of _______________________, 2001 by and between (i)
Hispanic Television Networks, Inc., a Delaware corporation (the "Company"), and (ii) the person whose signature appears below under the caption "STOCKHOLDER" ("Stockholder").

                                    RECITALS:

         WHEREAS, Stockholder owns the number of shares (the "Registrable Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock") set forth beneath the undersigned's signature below; and

         WHEREAS, the Company agreed to grant certain registration rights to Stockholder;

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by each of the Company and Stockholder, each of the Company and Stockholder hereby agrees as follows:

         (a) If at any time after the date hereof the Company proposes to register any Common Stock under the Securities Act of 1933, as amended (the "Act"), for sale to the public for cash, the Company shall give written notice to Stockholder of its intention so to do at least 20 days prior to filing the related registration statement (the "Registration Statement"). Upon the written request of Stockholder, given within 10 days after receipt of any such notice, to register any Registrable Shares, the Company shall use its best efforts to cause all Registrable Shares, asto which registration shall have been so requested, to be included in the securities to be covered by the Registration Statement, all to the extent requisite to permit the sale or other disposition by Stockholder of the Registrable Shares requested to beso registered; provided, however, that:

                  (i) If, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the Registration Statement, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to Stockholder, and thereupon the Company shall be relieved of its obligation to register any Registrable Shares in connection with such registration;

                  (ii) If such registration involves an underwritten offering, Stockholder must sell its Registrable Shares to the underwriters selected by the Company on the same terms and conditions as apply to the Company (except as otherwise agreed to by the Company in writing); and

                  (iii) The Company shall be obligated to keep the Registration Statement effective only for six months after its initial effective date.

The number of Registrable Shares to be included in an underwritten offering may be reduced, pro rata among all the Company's stockholders selling shares in the offering, in a ratio equal to the respective amounts of shares proposed to be sold by such stockholders, if and to the extent that the managing underwriter shall advise Stockholder and the Company by letter of its belief that the number of securities requested to be registered exceeds the number that can be sold in (or during the term of) such offering without adversely affecting the marketing of the securities to be sold by the Company.

         (b) In connection with the registration provided for hereunder, Stockholder shall use reasonable efforts to cooperate with the Company and shall furnish to the Company in writing such information with respect to it and its proposed distribution as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

         (c) The Company shall pay all expenses incurred by the Company in complying with its registration obligations pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, blue sky fees and expenses, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, all expenses of the underwriter customarily paidby issuers or sellers of securities (including fees of the National Association of Securities Dealers, Inc.), transfer taxes, escrow fees, fees of transfer agents and registrars, and costs of insurance. Stockholder shall pay all underwriting discounts and selling commissions applicable to the sale of the Registrable Shares being registered.

         (d) (i) The Company shall protect, indemnify and hold Stockholder, and its officers, directors, stockholders, attorneys, accountants, employees, affiliates, successors and assigns, harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, investigations, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising out of or based upon (aa) any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (bb) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (cc) any material violation by the Company of any rule or regulation promulgated under Act applicable to the Company and relating to action or inaction by the Company in connection with any such registration; provided, however, that the Company shall not be liable in the case of (aa) and (bb) above if and tothe extent that the event otherwise giving rise to indemnification arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by a person otherwise entitledto indemnification in writing specifically for use in the Registration Statement or prospectus or information contained in a writing that has been expressly approved or deemed approved by a person otherwise entitled to indemnification.

                  (ii) Stockholder shall protect, indemnify and hold the Company and its officers, directors, stockholders, attorneys, accountants, employees, affiliates, successors and assigns, harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, investigations, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising out of or based upon (aa) any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (bb) the omission or alleged omission to state therein a materialfact required to be stated therein or necessary to make the statements therein not misleading, or (cc) any material violation by Stockholder of any rule or regulation promulgated under the Act applicable to Stockholder and relating to action or inaction byStockholder in connection with any such registration; provided, however, that Stockholder shall be liable in the case of (aa) and (bb) above only if and to the extent that the event giving rise to indemnification arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by Stockholder in writing specifically for use in the Registration Statement or prospectus or information contained in a writing that has been expressly approved or deemed approved by Stockholder.

                  (iii) Promptly after receipt by an indemnified party under this Section (d) of notice of the threat or commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party hereunder, notify each such indemnifying party in writing thereof, but the omission so to notify an indemnifying party shall not relieve it from any liability which itmay have to any indemnified party to theextent that the indemnifying party is not prejudice as a result thereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so toassume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section (d) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so elected; provided, however, that, if the defendants in any such action include both an indemnified party and an indemnifying party and the related indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be believed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall be subject to any liability for any settlement made without consent which shall not be unreasonably withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

         (e) THIS AGREEMENT HAS BEEN ENTERED INTO IN THE STATE OF TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. Any notice or request herein required or permitted to be given to any party hereunder shall be given in writing and shall be personally delivered or sent to such party by prepaid mail at the address set forth below the signature of such party hereto or at such other address as such party may designate by written communication to the other party to thisAgreement. Each notice given in accordance with this paragraph shall be deemed to have been given, if personally delivered, on the date personally delivered, or, if mailed, on the third day following the day on which it is deposited in the United Statesmail, certified or registered mail, return receipt requested, with postage prepaid. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to the subject matter hereof. This Agreement may not be amended, supplemented, waived, or terminated except by written instrument executed by the Company and Stockholder. No waiver of any provision of this Agreement shall constitute a waiver of any other provision of this Agreement, nor shall such waiver constitute a waiver of any subsequent breach of such provision. This Agreement shall be binding upon and shall inure to the benefit of each party heretoand his or its respective successors, heirs, assigns, and legal representatives, but neither this Agreement nor any rights hereunder may be assigned by any party hereto without the consent in writing of the other party.

         (f) Each of the undersigned hereby certifies and acknowledges that the undersigned has signed and executed the foregoing agreement with multiple original signature pages at separate locations to be effective immediately upon signing and that the transmission of a telecopier facsimile oftheir respective signatures, each to the other, shall be sufficient to cause the mutual delivery of this executed agreement in order to bind the parties and make the agreement effective upon the date of signing. It is further certified, acknowledged andagreed that the original signature pages are to be circulated hereafter but that the failure of any party to obtain the original signature pages hereafter shall not affect the validity and effectiveness of this agreement which is effective from and after the execution by all parties and the transmission by telecopier facsimile of the signature of all parties, each to the other.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have set their hands hereunto as of the first date written above.

"COMPANY"

HISPANIC TELEVISION NETWORKS, INC.


By
   ---------------------------------

Name:
     -------------------------------

Title:
      ------------------------------

Address:
        ----------------------------

------------------------------------

"STOCKHOLDER"

SIGNATURE BLOCK FOR                         SIGNATURE BLOCK FOR AN ENTITY
AN INDIVIDUAL

                                            ------------------------------------
                                                    (Name of Entity)

                                            By:
------------------------------------           ---------------------------------

Name:                                       Name:
     -------------------------------             -------------------------------

Number of Shares:                           Title:
                 -------------------              ------------------------------

                                            Number of Shares:
------------------------------------                         -------------------
         Additional Signature
          (if held jointly)